Exhibit 10.8

股东表决权委托协议

Voting Rights Proxy and Financial Supporting Agreement

本股东表决权委托协议(以下称“本协议”)于2021年3月10日由以下各方在咸宁签订：

This Voting Rights Proxy and Financial Supporting Agreement (the “Agreement”) is made in Xianning, China on March 10, 2021 among the following parties:

甲方：

Party A:

甲方1：陈永生

Party A1: Yongsheng Chen

甲方2：蔡晓东

Party A2: Xiaodong Cai

甲方1和甲方2合称甲方”，下称“委托人”

Parties A1 and A2 are referred as “Party A,” collectively, and thereinafter “Entrusting Party.”

乙方：佳益科技（咸宁）有限公司（“受托人”）

地址：湖北省咸宁市黄畈村一组金色海湾2幢3层

Party B: Jiayi Technologies (Xianning) Co., Ltd. (“Designee”)

Address: 3/F, Building 2, Golden Bay, Group 1, Huangfan Village, Xianning City, Hubei Province

丙方： 吉林创源化工有限公司

地址：  吉林省梅河口市经济开发区慧谷工业园区

Party C: Jilin Chuangyuan Chemical Co., Ltd.

Address: Huigu Industrial Park, Economic Development Zone, Meihekou City,

Jilin Province, China

(在本协议中，以上各方分别称为“一方”，合称为“各方”。)

(In this Agreement, each of Party A, Party B and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".)

鉴于：

Whereas:

1. 委托方是丙方的股东，登记为持有丙方100%的股权的股东；

The Entrusting Party, the shareholders of Party C, collectively own 100% of the equity interest in Party C in record.

Voting Rights Proxy and Financial Supporting Agreement

2. 委托方有意分别不可撤销地委托乙方或乙方指定的个人行使其在丙方中享有75%股权的表决权，乙方有意接受该等委托。

The Entrusting Party is willing to unconditionally entrust Party B or Party B’s designee to vote on his or her behalf at the shareholders’ meeting of Party C respect the 75% voting right owned by Party B, and Party B is willing to accept such proxy on behalf of Entrusting Party.

各方经友好协商，兹一致协议如下：

Therefore, the Parties hereby agree as follows:

第一条 表决权委托

Proxy of Voting Rights

1.1 委托方兹不可撤消地承诺，其在本协议签订后将签署内容和格式如本协议附件一的授权委托书(“授权委托书”)，分别授权乙方或乙方届时指定的人士(以下称“受托人”)代表其行使委托方作为丙方的股东，依据丙方届时有效的章程所分别享有的权利，包括但不限于(以下统称“委托权利”)：

Entrusting Party hereby irrevocably covenants that, he/she shall execute the Power of Attorney (“POA”) set forth in Exhibit A upon signing this Agreement and entrust Party B or Party B’s designee (“Designee”) to exercise all his or her rights as the shareholders of Party C under the Articles of Association of Party C, including without limitation to:

(1) 作为委托方的代理人，根据丙方的章程提议召开和出席丙方的股东会会议；

propose to hold a shareholders' meeting in accordance with the Articles of Association of Party C and attend shareholders' meetings of Party C as the agent and attorney of Entrusting Party;

(2) 代表委托方对所有需要股东会讨论、决议的事项行使表决权，包括但不限于指定和选举丙方的董事、总经理及其他应由股东任免的高级管理人员；

exercise all shareholder's voting rights with respect to all matters to be discussed and voted in the shareholders’ meeting of Party C, including but not limited to designate and appoint the director, the chief executive officer and other senior management members of Party C;

(3) 不时修订的中国法律法规规定的股东所应享有的其他表决权；以及

exercise other voting rights the shareholders are entitled to under the laws of China promulgated from time to time; and

Voting Rights Proxy and Financial Supporting Agreement

(4) 不时修订的丙方章程项下的其他股东表决权。

exercise other voting rights the shareholders are entitled to under the Articles of Association of Party C amended from time to time;

乙方特此同意接受第1.1条所述该等委托。当收到乙方向委托方发出的更换受托人的书面通知，委托方应立即指定乙方届时指定的其他人行使第1.1条的委托权利；除此外，委托方不得撤销向受托人做出的委托和授权。

Party B hereby agrees to accept such proxy as set forth in Clause 1.1. Upon receipt of the written notice of change of Designee from Party B, the Entrusting Party shall immediately entrust such person to exercise the rights set forth in Clause 1.1. Except the aforesaid situation, the proxy shall be irrevocable and continuously valid.

1.2 对受托人行使上述委托权利所产生的任何法律后果，委托方均予以认可并承担相应责任。

The Entrusting Party hereby acknowledges and ratify all the actions associated with the proxy conducted by the Designee.

1.3 委托方兹确认，受托人在行使上述委托权利时，无需事先征求委托方的意见。

The Parties hereby confirm that, Designee is entitled to exercise all proxy rights without the consent of Entrusting Party.

第二条 知情权

Rights to Information

2.1 为行使本协议下委托权利之目的，受托人有权要求丙方提供相关信息，查阅丙方相关资料，丙方应对此予以充分配合。

For the purpose of this Agreement, the Designee is entitled to request relevant information of Party C and inspect the materials of Party C. Party C shall provide appropriate assistance to the Designee for his/her work.

2.2 发生本协议项下的委托事项时，委托方及丙方应及时通知乙方。

The Entrusting Party and Party C shall immediately inform Party B once the proxy matter happens.

第三条 委托权利的行使

Voting Rights Proxy and Financial Supporting Agreement

Performance of Proxy Rights

3.1 委托方将就受托人行使委托权利提供充分的协助，包括在必要时及时签署及执行受托人已作出的股东会决议或其他相关的法律文件。

The Entrusting Party shall provide appropriate assistance to the Designee for the performance of proxy rights provided in this Agreement, including signing and executing the shareholders’ resolution and other relevant legal documents (if applicable) which have been confirmed by the Designee.

3.2 如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

第四条 财务支持

Financial Supporting

考虑到委托方授予的上述投票权，受托人同意安排向丙方提供有关于其业务的必要的资金（“财务支持”）。受托人同意如果因正常商业运作失败而丙方不能偿还其财务支持，丙方将无返还义务。

In consideration of the foregoing grant of voting rights by the Entrusting Party, Party B agrees to arrange for funds to be provided as necessary to Party C in connection with the business (the “Financial Support”). Party B further agrees that should the business fails in the ordinary course of business, and as a result Party C is unable to repay the Financial Support, the Party C shall have no repayment obligation.

第五条 声明与保证

Representations and Warranties

5.1 委托方兹分别地声明与保证如下：

The Entrusting Party hereby represents and warrants to Party B as follows:

5.1.1 其拥有签订和履行本协议及授权委托书项下义务的完全权力和授权。本协议构成对其的合法的、具有约束力的义务，并可根据本协议条款对其强制执行。

The Entrusting Party has full power and legal right to enter into this Agreement and perform his or her obligations under this Agreement and in executing the POA; This Agreement and the POA constitute legal, valid, binding and enforceable obligation of each Entrusting Party.

Voting Rights Proxy and Financial Supporting Agreement

5.1.2 其已获得适当的授权签署、交付并履行本协议，对本协议的签署和履行并不违反丙方公司文件的任何规定。

Each Entrusting Party has necessary authorization for the execution and delivery of this Agreement, and the execution, delivery and performance of this Agreement will not conflict with or violate any and all constitutional documents of Party C.

5.1.3 其是丙方的在册的合法股东，除本协议及委托方、乙方与丙方签订的《股权质押协议》及《股权处分合同》所设定的权利外，委托权利上不存在任何第三方权利或限制。根据本协议，受托人可以根据丙方届时有效的章程完全、充分地行使委托权利。

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Pledge Agreement and Equity Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

5.2丙方兹声明与保证如下：

Party C hereby represents and warrants as follows:

5.2.1 其是根据其注册地法律适当注册并合法存续的有限责任公司，具有独立法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本协议，可以独立地作为一方诉讼主体。

Party C is a company legally registered and validly existing in accordance with the laws of China and has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity;

5.2.2 其已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署和履行本协议；其对本协议的签署和履行并不违反法律法规的明确规定。

Party C has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party C’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party C.

Voting Rights Proxy and Financial Supporting Agreement

5.2.3 委托方是丙方的在册的合法股东。除本协议及委托方、乙方与丙方签订的《股权质押协议》及《股权处分合同》所设定的权利外，委托权利上不存在任何第三方权利。根据本协议，受托人可以根据丙方届时有效的章程完全、充分地行使委托权利。

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Pledge Agreement and Equity Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

第六条 协议期限

Term of this Agreement

6.1 本协议自各方正式签署之日起生效，有效期三十(30)年；双方同意，在本协议期满前，乙方有权以书面通知的方式延长本协议的期限，其他方必须无条件地同意该延期。

This Agreement shall become effective upon the date hereof with a term of thirty (30) years. The Parties agree that, this Agreement can be extended only if Party B gives its written consent of the extension of this Agreement before the expiration of this Agreement and the other Parties shall agree with this extension without reserve.

6.2 如委托方经乙方的事先同意转让了其持有的全部丙方的股权，委托方在本协议下的义务与承诺将由受让方承担。

If the Entrusting Party has transferred all his or her equity interests in Party C subject to the prior consent of Party B, the obligations and warranties under this Agreement of the Entrusting Party shall be undertaken by the assignee.

第七条 通知

Notices

7.1 本协议要求的或根据本协议作出的任何通知、请求、要求和其他通信往来应以书面形式送达有关方。

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered in written.

Voting Rights Proxy and Financial Supporting Agreement

7.2 上述通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices. Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

第八条 保密义务

Confidentiality

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

第九条 违约责任

Liability for Breach of Agreement

9.1 各方同意并确认，如任一方(“违约方”)违反本协议项下所作的任何一项约定，或未履行或迟延履行本协议项下的任何一项义务，即构成本协议项下的违约(“违约”)，其他未违约方(“守约方”)的任一方有权要求违约方在合理期限内补正或采取补救措施。如违约方在合理期限内或在另一方书面通知违约方并提出补正要求后十(10)天内仍未补正或采取补救措施的，则

The Parties agree and confirm that, if either Party is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect the following remedial actions:

Voting Rights Proxy and Financial Supporting Agreement

9.1.1 若任何委托方或丙方为违约方，乙方有权终止本协议并要求违约方给予损害赔偿；

If the defaulting Party is any Entrusting Party or Party C, then Party B has the right to terminate this Agreement and request the defaulting Party to fully compensate its losses and damages;

9.1.2 若乙方为违约方，守约方有权要求违约方给予损害赔偿，但除非法律另有规定，否则其在任何情况均无任何权利终止或解除本协议。

If the defaulting Party is Party B, then the non-defaulting Party has the right to request the defaulting Party to fully compensate its losses and damages, but in no circumstance shall the non-defaulting Party early terminate this Agreement unless the applicable law provides otherwise.

9.2 尽管有本协议其它规定，本条规定的效力不受本协议中止或者终止的影响。

Notwithstanding otherwise provided under this Agreement, the validity of this Section shall not be affect by the suspension or termination of this Agreement.

第十条 其他事项

Miscellaneous

10.1 本协议采用中文、英文两种文本，中文文本与英文文本具有同等法律效力，中文文本与英文文本不一致的，以中文文本为准。正本一式叁(3)份，本协议之各方当事人各执壹(1)份。

This Agreement shall be signed in Chinese and English language bearing the same legal effect. In the event of any inconsistency between the Chinese and English language, the Chinese version of this Agreement shall prevail. This Agreement shall have three counterparts, with each party holding one original. All counterparts shall be given the same legal effect.

10.2 本协议的订立、生效、履行、修改、解释和终止均适用中华人民共和国法律。

The execution, effectiveness, interpretation, performance, amendment, termination and dispute resolution shall be governed by the law of the People’s Republic of China.

10.3 一切因执行本协议或与本协议有关的争执，应由各方通过友好方式协商解决。如经协商不能得到解决时，应提交位于深圳的中国国际经济贸易仲裁委员会华南分会，根据提交仲裁时中国国际经济贸易仲裁委员会的仲裁规则进行仲裁，仲裁地点在深圳。仲裁裁决是终局性的，对各方均由约束力。

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Southern Commission of China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shenzhen. The arbitration award shall be final and binding on all Parties.

Voting Rights Proxy and Financial Supporting Agreement

10.4 本合同规定的权利和救济是累积的，并不排斥法律规定的其他权利或者救济。

The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

10.5 任何一方可以对本合同的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

10.6 本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

10.7 本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

10.8 未经乙方的事先书面同意，其他方均不得向任何第三方转让其于本协议下的任何权利及/或义务；委托方、丙方在此同意，乙方有权在书面通知委托方及丙方后，将其在本协议下的任何权利及/或义务转让给任何第三方。

Without Party B's prior written consent, other Parties shall not assign its rights and obligations under this Agreement to any third party. Entrusting Party and Party C agrees that Party B may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Entrusting Party and Party C.

10.9 本协议对各方的合法继受人均具有约束力。

This Agreement shall be binding on the legal successors of each Party.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

Voting Rights Proxy and Financial Supporting Agreement

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股东表决权委托协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

甲方：

Party A:

By:	/s/ Yongsheng Chen
姓名： 陈永生

By:	/s/ Xiaodong Cai
姓名：蔡晓东

乙方： 佳益科技（咸宁）有限公司

Party B:  Jiayi Technology (Xianning) Co., Ltd.

签字：

By: Bin Zhou

姓名： 周彬

Name: Bin Zhou

职务： 法定代表人

Title: Legal Representative

丙方： 吉林创源化工有限公司

Party B: Jilin Chuangyuan Chemical Co., Ltd.

签字：

By:	/s/ Yongsheng Chen

姓名： 陈永生

Name: Yongsheng Chen

职务： 法定代表人

Title: Legal Representative

Voting Rights Proxy and Financial Supporting Agreement

附件一

Exhibit A

授权委托书

Power of Attorney

本人，陈永生，中国公民，身份证号码为220519196105170379，系拥有吉林创源化工有限公司70%的股权（“本人股权”）的股东，就本人45%股权，特此不可撤销地授权佳益科技（咸宁）有限公司 (“受托人”)在本授权委托书的有效期内行使如下权利：

I, Yongsheng Chen, a Chinese citizen with Chinese Identification Card No.: 220519196105170379 and a holder of 70% of the entire registered capital in Jilin Chuangyuan Chemical Co., Ltd., hereby irrevocably authorize Jiayi Technologies (Xianning) Co., Ltd. (“Designee”) to exercise the following rights relating to 45% of out the 60% ownership (“My Shareholding”) during the term of this Power of Attorney:

授权受托人作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加吉林创源化工有限公司的股东会；2）行使按照法律和吉林创源化工有限公司章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命吉林创源化工有限公司（董事长）、董事、监事、总经理以及其他高级管理人员等。

The Designee is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Jilin Chuangyuan Chemical Co., Ltd.,; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Articles of Association of Jilin Chuangyuan Chemical Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, the supervisor, the chief executive officer and other senior management members of Jilin Chuangyuan Chemical Co., Ltd.

受托人将有权在授权范围内代表本人签署股权处分合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和股权处分合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Designee shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Share Disposal Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Equity Pledge Agreement and Equity Option Agreement, both dated the date hereof, to which I am a party.

Voting Rights Proxy and Financial Supporting Agreement

受托人就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by the Designee shall be deemed as my own actions, and all the documents related to My Shareholding executed by the Designee shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Designee.

除非佳益科技（咸宁）有限公司对本人发出要求更换受托人的指令，在本人为吉林创源化工有限公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

Unless Jiayi Technologies (Xianning) Co., Ltd. issues an instruction to me to change the Designee, this Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Jilin Chuangyuan Chemical Co., Ltd.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给受托人的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the Designee through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

陈永生 Yongsheng Chen

签字：

By:	Yongsheng Chen
2021年3月10日
March 10, 2021

Voting Rights Proxy and Financial Supporting Agreement

授权委托书

Power of Attorney

本人，冯超，中国公民，身份证号码为510102197011146612，系拥有吉林创源化工有限公司40%的股权（“本人股权”）的股东，就本人股权，特此不可撤销地授权佳益科技（咸宁）有限公司 (“受托人”) 在本授权委托书的有效期内行使如下权利：

I, Chao Feng, a Chinese citizen with Chinese Identification Card No.: 510102197011146612 and a holder of 40% of the entire registered capital in Jilin Chuangyuan Chemical Co., Ltd. ("My Shareholding"), hereby irrevocably authorize Jiayi Technologies (Xianning) Co., Ltd. (“Designee”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

授权受托人作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：1）参加吉林创源化工有限公司的股东会；2）行使按照法律和吉林创源化工有限公司章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命吉林创源化工有限公司（董事长）、董事、监事、总经理以及其他高级管理人员等。

The Designee is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Jilin Chuangyuan Chemical Co., Ltd.; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Articles of Association of Jilin Chuangyuan Chemical Co., Ltd., including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, the supervisor, the chief executive officer and other senior management members of Jilin Chuangyuan Chemical Co., Ltd.

受托人将有权在授权范围内代表本人签署股权处分合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股权质押合同和股权处分合同，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the Designee shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Share Disposal Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Equity Pledge Agreement and Equity Option Agreement, both dated the date hereof, to which I am a party.

受托人就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by the Designee shall be deemed as my own actions, and all the documents related to My Shareholding executed by the Designee shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Designee.

除非佳益科技（咸宁）有限公司对本人发出要求更换受托人的指令，在本人为吉林创源化工有限公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

Unless Jiayi Technologies (Xianning) Co., Ltd. issues an instruction to me to change the Designee, this Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Jilin Chuangyuan Chemical Co., Ltd.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给受托人的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the Designee through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

蔡晓东 Xiaodong Cai

签字：

By:	/s/ Xiaodong Cai
2021年3月10日
March 10, 2021

Voting Rights Proxy and Financial Supporting Agreement